A&Q Technology Fund LLC

Schedule of Portfolio Investments

(Unaudited)

September 30, 2020

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date			Dollar Amount of Fair Value for First Available Redemption
Equity Hedged

Alta Park Fund Onshore, LP	US/Canada	$13,000,000	$15,734,053	8.51%	7/1/2019	Quarterly	45 days	9/30/2020	(d	)	$12,091,252
Avidity Capital Fund L.P.	US/Canada	13,000,000	13,135,455	7.10	4/1/2020	Quarterly	60 days	3/31/2021	(e	)	$4,073,124
Biomedical Value Fund, L.P.	US/Canada	15,500,000	17,640,333	9.54	3/1/2019	Quarterly	120 days	9/30/2020	(f	)	$13,781,461
G2 Investment Partners QP, L.P.	US/Canada	9,233,779	17,662,604	9.55	5/1/2014	Monthly	60 days	9/30/2020	(g	)	$8,831,302
Jericho Capital Partners L.P.	US/Canada	7,465,509	22,195,832	12.01	5/1/2011	Quarterly	60 days	9/30/2020			$22,195,832
KCL Capital Fund L.P.	Global	15,138,882	17,169,792	9.29	11/1/2018	Quarterly	65 days	9/30/2020			$17,169,792
Light Street Argon, L.P.	Global	14,000,000	18,450,245	9.98	7/1/2019	Quarterly	45 days	9/30/2020	(h	)	$12,333,080
Perceptive Life Sciences Qualified Fund, L.P.	US/Canada	2,659,400	15,746,098	8.52	1/1/2013	Quarterly	45 days	9/30/2020			$15,746,098
Visium Balanced Fund, L.P.	US/Canada	49,735	70,386	0.04	1/1/2010	N/A	N/A	N/A	(i	)	N/A
Vista Public Strategies Onshore Fund, L.P.	Global	10,617,811	15,384,911	8.32	8/1/2017	Quarterly	60 days	9/30/2020			$15,384,911
Woodline Fund LP	Global	18,000,000	20,422,045	11.05	8/1/2019	Quarterly	60 days	9/30/2020	(j	),(k)	$3,975,214

Equity Hedged Subtotal		118,665,116	173,611,754	93.91

Total		$118,665,116	$173,611,754	93.91%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	A portion of this holding ($3,642,801) is under lock-up and is not redeemable without paying a fee.
(e)	The holding is under lock-up and is not redeemable without paying a fee.
(f)	A portion of this holding ($3,858,872) is under lock-up and is not redeemable.
(g)	The Investment Fund is subject to an investor level gate of 50% during any 90-day period, without a penalty.
(h)	A portion of this holding ($6,117,165) is under lock-up and is not redeemable without paying a fee.
(i)

The Investment Fund is in liquidation. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

(j)	The Investment Fund is subject to an investor level gate of 25%.
(k)	A portion of this holding ($4,521,189) is under lock-up and is not redeemable.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

A&Q Technology Fund LLC

Schedule of Portfolio Investments (continued)

(Unaudited)

September 30, 2020

Portfolio Valuation

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles or as may be determined from time to time pursuant to policies established by the Board of Directors.

The investments within the scope of ASC 820, for which fair value is measured using net asset value as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using net asset value as a practical expedient is $173,611,754. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The Investment Funds in the equity hedged strategy (total fair value of $173,611,754) generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of September 30, 2020, the Investment Funds in the equity hedged strategy had $64,838,942, representing 37% of the value of the investments in this category, subject to an investor level gate or lock-ups. Included in this amount is $31,275,482, representing 18% of the value of the investments in this category, that cannot be redeemed in full because the investments include restrictions that do not allow for redemptions in the first 12 months after acquisition. The remaining restriction period for these investments ranges from 1-7 months at September 30, 2020. An investment representing less than 1% of the value of investments in this category is in liquidation; therefore, the redemption notice period is no longer effective for this investment and the liquidation of assets is uncertain.

Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of September 30, 2020.

Please refer to the June 30, 2020 financial statements for full disclosure on the Fund’s portfolio valuation methodology.